UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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RENN Fund, Inc.

(Name of Registrant as Specified In Its Charter)

___________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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RENN Fund, Inc.

8080 North Central Expressway, Suite 210, LB 59

Dallas, Texas 75206-1857

NOTICE OF Annual MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 22, 2015

To The Shareholders of RENN Fund, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of RENN Fund, Inc., a Texas corporation (the “Fund”), will be held at the Compass Bank Building, 8080 N. Central Expressway, Suite 1350, Dallas, Texas 75206 on Friday, May 22, 2015, at 11:00 a.m., Central Daylight Savings time, for the following purposes:

(1)	to elect Charles C. Pierce, Jr., as a Class Two Director of the Fund, who is to hold office for a term of three (3) years or until his successor is elected and qualified;

(2)	to ratify the appointment by the Fund’s Board of Directors of BKD, LLP, as the auditor of the Fund for the fiscal year ending December 31, 2015;

(3)	to transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).

The close of business on March 25, 2015, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment. The enclosed proxy is being solicited on behalf of the Board.

You are cordially invited to attend the Annual Meeting. You may vote your shares: (1) in person at the Annual Meeting; (2) by telephone; (3) via the Internet; or (4) by completing, signing, dating, and returning the accompanying proxy card in the enclosed, self-addressed, postage-paid envelope. Specific instructions for voting by telephone or via the Internet are on the accompanying proxy card. Prompt response by our shareholders will reduce the time and expense of solicitation. To ensure proper representation at the Annual Meeting, please complete, sign, date, and return the proxy card in the enclosed, self-addressed envelope.

You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your vote, you may do so by voting in person at the Annual Meeting. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

By Order of the Board of Directors

Lynne Marie Simon

Acting Corporate Secretary

Dallas, Texas

April 8, 2015

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on MAY 22, 2015:

The Proxy Statement and Annual Report to Shareholders are available at www.rencapital.com/renn_global.php.

RENN FUND, INC.

PROXY STATEMENT

for

ANNUAL MEETING OF SHAREHOLDERS

To Be Held On Friday, May 22, 2015

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the shareholders of RENN Fund, Inc., a Texas corporation (the “Fund”). The Fund’s Board of Directors is soliciting proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Friday, May 22, 2015, at the Compass Bank Building, 8080 N. Central Expressway, Suite 1350, Dallas, TX 75206, at 11:00 a.m., Central Daylight Savings time, and at any adjournment(s). If you need directions to the meeting site, you may call RENN Capital Group at (214) 891-8294. This Proxy Statement is being sent to shareholders on or about April 17, 2015.

The accompanying proxy card is designed to permit each shareholder to vote for or against, or to abstain from voting on, the proposals described in this Proxy Statement. When a shareholder’s executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no specifications are made, then the proxy will be voted by the persons serving as proxies at the Annual Meeting FOR:

(i)	the election of Charles C. Pierce, Jr., as a Class Two Director of the Fund, who is to hold office for a term of three (3) years or until his successor is elected and qualified; and

(ii)	the ratification of the appointment of BKD, LLP, as the Fund’s independent auditor for the fiscal year ending December 31, 2015.

The Board of Directors encourages the shareholders to attend the Annual Meeting in person. Executing and returning the accompanying proxy card will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. Any shareholder who has given a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to Corporate Secretary, RENN Fund, Inc., 8080 North Central Expressway, Suite 210, LB 59, Dallas, Texas 75206-1857, by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting in person. No revocation notice or later-dated proxy, however, will be effective until received by the Fund at, or prior to, the Annual Meeting. Revocation will not affect a vote on any matters taken prior to the receipt of the revocation. Mere attendance at the Annual Meeting will not by itself revoke the proxy.

In addition to soliciting proxies by mail, officers and directors of the Fund and officers, directors, and employees of RENN Capital Group, Inc., the investment adviser to the Fund (the “Adviser”), may solicit the return of proxies by personal interview, mail, telephone and facsimile. These persons will not receive additional compensation for their services, but will be reimbursed for out-of-pocket expenses. After the date of this Proxy Statement, but prior to the date of the Annual Meeting, the Fund may engage a proxy solicitation firm at a cost to be negotiated. Brokerage houses and other custodians, nominees, and fiduciaries will be requested by the Fund to forward solicitation material to the beneficial owners of shares. The Fund will pay all costs of solicitation.

The Fund’s Annual Report to Shareholders for the 2014 fiscal year was mailed to all shareholders who are entitled to vote at the Annual Meeting for their review and reference. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material. You may retrieve a copy of the Fund’s proxy materials and/or a copy of the Annual Shareholders Report for December 31, 2014, from the Fund’s website at www.rencapital.com/renn_global.php, or you may call American Stock Transfer at (718) 921-8200, Extension 6856, and request that a copy be mailed to you free of charge.

The Fund’s principal offices are located at 8080 North Central Expressway, Suite 210, LB 59, Dallas, Texas 75206-1857, and its telephone number is (214) 891-8294.

PURPOSES OF THE MEETING

At the Annual Meeting, Shareholders will consider and vote upon the following matters:

(1)	to elect Charles C. Pierce, Jr., as a Class Two Director of the Fund, who is to hold office for a term of three (3) years or until his successor is elected and qualified;

(2)	to ratify the appointment by the Fund’s Board of Directors of BKD, LLP, as the auditor of the Fund for the fiscal year ending December 31, 2015;

(3)	to transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).

RECORD DATE AND SHARE OWNERSHIP

The close of business on March 25, 2015, has been fixed as the record date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment. At the close of business on the Record Date, the Fund had outstanding 4,463,967 shares of common stock held by approximately 432 registered owners and 738 beneficial owners.

QUORUM REQUIRED

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum. Abstentions will not be treated as shares present for quorum purposes. Broker shares for which the broker has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the shareholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

VOTE REQUIRED

Each share of common stock of the Fund is entitled to one vote. The common stock is the only class of securities of the Fund entitled to vote at the Annual Meeting. A shareholder is entitled to vote all shares of common stock held of record at the close of business on the Record Date, in person or by proxy, at the Annual Meeting. There are no cumulative voting rights. All votes will be tabulated by the Inspector of Elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

Approval of the election of the Class Three Director. The affirmative vote of a majority of the votes cast at the Annual Meeting is sufficient to elect Charles C. Pierce, Jr., as a Class Two Director.

Ratification of the Board’s appointment of auditor of the Fund for the 2014 fiscal year. The affirmative vote of a majority of the shares present at the Annual Meeting is required for the ratification of the selection of the Fund’s independent auditors. An abstention will have the effect of a vote against the ratification of the appointment of BKD, LLP, as the Fund’s independent auditor, and a Broker Non-Vote will not have any effect on the vote to ratify that appointment.

Additional solicitation. If there are not enough votes to approve any proposals at the Annual Meeting, the shareholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought to permit the further solicitation of proxies.

Also, a shareholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

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VOTING ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE

In lieu of mailing in the proxy card, shareholders whose shares are registered in their own names may vote either via the Internet or by telephone. Specific instructions to be followed by any registered shareholder interested in voting via the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the Broadridge Investor Communications Services online program, which provides eligible street-name shareholders the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in that program, they will furnish you with a proxy card with instructions. If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage-paid envelope provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Fund with respect to beneficial ownership of the Fund’s common stock as of December 31, 2014, for: (i) all persons who are beneficial owners of more than 5% of the outstanding shares of the Fund’s common stock; (ii) each director of the Fund; and (iii) all executive officers and directors of the Fund as a group:

Name of Beneficial Owner	Number of Shares Beneficially Owned Directly or Indirectly		Percent of Class
Russell Cleveland, Chairman of the Board, President, and Chief Executive Officer (1)	359,618	(2)	8.06%
Charles C. Pierce, Jr., Director	4,299		0.10%
Ernest C. Hill, Director	0		0.00%
J. Philip McCormick, Director	3,000		0.07%
Other Current Officers	0		0.00%
All Directors and Officers as a group (3 persons)	366,917		8.23%

(1)

Mr. Cleveland is an “Interested person” as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) by virtue of being an officer, director, and beneficial owner of all shares of the Fund’s Investment Adviser and by being a limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.

(2)	All shares owned by the Cleveland Family Limited Partnership, of which Mr. Cleveland is a limited partner.

None of the above individuals beneficially owns equity securities in registered investment companies within the same Family of Investment Companies as the Fund. A “Family of Investment Companies” is two or more registered investment companies that share the same investment adviser and hold themselves out to investors as related companies for purposes of investment services. The Fund is not grouped with any such companies. None of the above individuals directly or indirectly owns beneficially or of record any class of securities of any entity controlling, controlled by, or under common control with the Adviser, other than as disclosed above regarding the Fund.

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PROPOSAL ONE

Election of Class TWO Director

Pursuant to the Fund’s Restated Articles of Incorporation and Bylaws, the Board of Directors is to consist of one or more directors, the number of which may be increased or decreased from time to time by resolution adopted by a majority of the Board.

The Board is divided into three classes, and each class normally serves for a three-year term. Under Texas law, procedures are available to remove directors even if they are not then standing for re-election. Otherwise, only those directors in a single class may be changed in any one year. Having a classified board of directors may be regarded as an “anti-takeover” provision by making it more difficult for shareholders to change the majority of directors, and may have the effect of maintaining the continuity of management.

Shareholders wishing to recommend qualified candidates for consideration by the Fund may do so by submitting their nomination in writing to, Corporate Secretary, RENN Fund, Inc., 8080 N. Central Expressway, Suite 210, LB 59, Dallas, Texas 75206. Such nominations must be submitted in conformity with Rules 14a-8 and 14a-11 of the Securities and Exchange Act of 1934, as applicable. The deadline for submitting nominations for this Annual Meeting was December 24, 2014. The deadline for submitting nominations for the Annual Meeting to be held in 2016 will be approximately December 24, 2015.

The nominee for a Class Two Director receiving the majority of the votes cast for that directorship will be elected.

Information Concerning Nominee and Continuing Directors

Term of Office. The term of office of the Class Two Director expires at this Annual Meeting of Shareholders. The current Class Two director, Charles C. Pierce, Jr., is proposed to be re-elected at the Annual Meeting, to serve for a term of three (3) years or until his successor is elected and qualified. Term of office of the Class Three Directors will expire at the Annual Meeting to be held in 2016, and the terms of office for the Class One Directors will expire at the Annual Meeting to be held in 2017.

Name, Address, (1) and Age	Position(s) Held with the Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships	Current Term and Time Served	Portfolios in Fund Complex(2) Overseen by Director	Dollar Range of Shares in Fund
Interested Directors:
Russell Cleveland(3)	President and CEO of the Adviser	Annual
Age 76	President and CEO of the Fund since 1994	Annual	One	over $100,000

	Class Three Director of the Fund since 1994	Three Years
Two Years Served

	Director of iSatori, Inc.	Since 2003	N/A
	Director of Cover-All Technologies, Inc.,	Since 2003	N/A
a-non- portfolio public company.
	Director of AnchorFree, Inc.	Since 2012	N/A

	Former Director of Access Plans, Inc.	2008 - 2009	N/A
	Former Director of BPO Management Services, Inc.	2006 - 2011	N/A
	Former Director of CaminoSoft	2004 - 2011	N/A

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Name, Address, (1) and Age	Position(s) Held with Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships	Current Term and Time Served	Portfolios in Fund Complex(2) Overseen by Director	Dollar Range of Shares in Fund
Independent Directors:
Charles C. Pierce, Jr.	Class Two Director since 2002	Three Years	One	$1-10,000
Age 80		Three Years Served

	Chairman, Nominating and	Since 2004
Corporate Governance Committee

Ernest C. Hill	Class Three Director since 1994	Three Years	One	$0
Age 76		Two Years Served

	Chairman, Audit Committee	Since 2004

J. Philip McCormick	Class One Director since 2006	Three Years	One	$1-10,000
Age 73		One Year Served

	Senior Adviser to Stonehenge Growth Capital	Since 2000

	Director of PostRock Energy Corp.	Since 2008

(1)	The address of all such persons is c/o RENN Capital Group, Inc., 8080 North Central Expressway, Suite 210, LB 59, Dallas, Texas 75206.

(2)	The term “Fund Complex” means all 1940-Act-registered investment funds which share a common investment adviser or which hold themselves out to investors as related companies for purposes of investment services. The Fund is not grouped into a Fund Complex with any other such funds.

(3)	Mr. Cleveland is an “Interested person” as defined by Section 2(a)(19) of the 1940 Act by virtue of being an officer and sole director of the Fund’s Investment Adviser and by being a limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.

Board Member Attributes. The following is a summary of some of the experience, skills, and attributes that led to the conclusion that each member should serve as a director for the Fund:

Russell Cleveland, the Chairman, is a Chartered Financial Analyst with more than 40 years of experience as a specialist in investments in smaller capitalization companies. A graduate of the Wharton School of Business, Russell Cleveland has served as President of the Dallas Association of Investment Analysts. He is also the President, Chief Executive Officer, sole director, and beneficial shareholder of all of the shares of RENN Capital Group, Inc., the Investment Adviser to the Fund. The Adviser also serves as investment adviser for the investments of RENN Universal Growth Investment Trust, PLC (an investment trust listed on the London Stock Exchange currently in liquidation). Mr. Cleveland is deemed to be a valuable Board member due to his depth of knowledge of the Fund, his business judgment, and extensive experience in the field of investment management.

Charles C. Pierce, Jr. has worked in the securities industry for more than 42 years. He is a retired Vice Chairman of Dain Rauscher, Inc., former President of the Texas Stock and Bond Dealers Association, and former Chairman of the South Central District of the Securities Industry Association covering, Texas, Oklahoma, New Mexico, Kansas, and Colorado. Mr. Pierce is deemed to be a valuable Board member due to his acumen and breadth of experience in the Fund’s industry.

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Ernest C. Hill has a broad background in convertible securities analysis with major NYSE brokerage firms and institutional investors. He specializes in computer-aided investment analysis and administrative procedures. He was an Assistant Professor of Finance with Southern Methodist University and an Associate Director of the Southwestern Graduate School of Banking, and was instrumental in the formation of an Entrepreneurial Seminar for the Southern Methodist School of Business. He also was an Investment Analyst with Capital Research & Management Co., Inc., a manager of a number of open-end mutual funds. He was awarded a Ford Fellowship to the Stanford School of Business, where he received an MBA with Honors in Investment and Finance. Mr. Hill is deemed to be a valuable Board member due to his strength of perception and analytical skills.

J. Philip McCormick was an audit partner and director of KPMG and KMG Main Hurdman from 1973 to 1991, a member of senior management with Enserch Corporation from 1991 through 1997, and currently is a Senior Adviser to Stonehenge Growth Capital and a director of PostRock Energy Corp. Mr. McCormick is deemed to be a valuable Board member due to his expertise in financial presentations and disclosures and his considerable experience in corporate management.

Diversity in Board Members. In selecting nominees for election or re-election to the Board, consideration is given to the presence on the Board of a broad spectrum of business acumen and personal perspectives. The Fund has members who bring experience in banking and finance, executive management of corporations, directorship, and success with entrepreneurial challenges, among others. The Fund has no policy regarding such, but it intends to keep a diversity of skills and attitudes in its board makeup, and it assesses those qualities in any present director or one who is being considered for nomination to the Board.

Board’s Role in Risk Management. The Board endeavors to forestall risk by its development of fundamental investment policies for approval by the shareholders and other policies which are more flexible for the Adviser’s activities on the Fund’s behalf. The Board is also involved in the assessment and monitoring of risk by virtue of its review of the Fund’s investment activities, noting whether the portfolio has industry or geographic susceptibilities, by the appointment of the Adviser’s portfolio managers to directorships on portfolio boards when indicated, and by review of the financial particulars of the Fund, including any occasions of debt. It also considers the strength of the Adviser’s staff to provide uninterruptible investment and administrative services to the Fund. The Board feels that its considerable oversight of risk fuses well with the Fund’s leadership structure.

Board Structure. Russell Cleveland serves as both the Chairman of the Board and the Fund’s Chief Executive Officer, and the Board has determined that the dual role is appropriate for this Fund. Mr. Cleveland is an interested person in the Fund, giving him an additional incentive for its good performance and protection. He has foregone compensation from the Fund for both roles except for his indirect benefit from the Adviser’s management fee. The appointment of a separate person serving as chairman would likely require the Fund to incur additional fee expense for the position, which the Board feels is unwarranted at this time. While not being named as such, the chairs of the Fund’s Audit and Governance Committees in essence serve as lead independent directors. They regularly hold meetings without management present to assess matters concerning financial reporting and administrative risk and portfolio investment parameters and execution risk, and relay to the Chairman of the Board any concerns they may have.

Director Transactions with Affiliates. As of the record date, with the exception of interested Director Russell Cleveland, none of the Directors owns any interest in the Adviser or any person controlling, controlled by, or under common control with the Investment Adviser; nor has any of the non-interested Directors engaged in a transaction or series of similar transactions with such parties which exceeded $120,000 in any fiscal year during the previous five fiscal years of the Fund; nor is any such transaction being currently considered. With the following exception, no Director or nominee, or a member of his immediate family, had a material interest in any such transaction between himself and the Fund, the Adviser, or an officer of the Fund or the Adviser, or any investment company having the same adviser as the Fund (or any of its officers).

Legal Proceedings. There have been no material pending legal proceedings in which any director or nominee for director or any affiliated person of such director or nominee is a party adverse to the Fund or has a material interest adverse to the Fund or any of its affiliated persons.

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Additional information concerning the directors may be included in the Statement of Additional Information contained in the N-2 registration statement filed with the SEC by the Fund. This information may be obtained without charge by calling 1-214-891-8294.

Board Meetings and Committees. The Board of Directors held 5 meetings during 2014, and each director attended at least seventy-five per cent (75%) of these meetings. The Board has established an Audit Committee and a Nominating and Corporate Governance Committee. The Board has not established a Compensation Committee because the Fund has no employees, its officers receive no compensation from the Fund, and the Fund has never issued options or warrants to officers or directors of the Fund.

Audit Committee. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. In 2014, the Audit Committee held 3 meetings, and each committee member attended at least 67% of these meetings. The Board of Directors has adopted a written charter for the Audit Committee, which is attached as Appendix A to this Proxy Statement. The primary duties and responsibilities of the Audit Committee are:

•	to select and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;

•	to monitor the independence and performance of the Fund’s independent auditors, who must report directly to the Audit Committee;

•	to oversee generally the accounting and financial reporting processes of the Fund and the audits of its financial statements;

•	to review the reports and recommendations of the Fund’s independent auditors;

•	to provide an avenue of communication among the independent auditors, management, and the Board of Directors; and

•	to address any matters between the Fund and its independent auditors regarding financial reporting.

During 2014 the Audit Committee was comprised of three independent Directors, who currently are Ernest C. Hill (Chairman), Charles C. Pierce, Jr., and J. Philip McCormick. As a registered closed-end management investment company, the Fund is not subject to the director independence requirements of §802 or §803A of the NYSE MKT LLC Company Guide. However, the Fund has used a definition of “independent” which is substantially in compliance with such §803A and determined that all such committee members are independent directors.

Regulation S-K requires that an audit committee have a member who is a “financial expert.” The SEC rules do not require that an audit committee financial expert have any additional duties, obligations or liabilities, and he is not considered an expert under the Securities Act of 1933. The Board of Directors determined that J. Philip McCormick satisfies the standard for “audit committee financial expert” within the meaning of Regulation S-K.

The Board determined that such Audit Committee Members should continue for the 2015 fiscal year.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was created in January 2004 and is responsible for nominating individuals to serve as directors and to address such governance matters as the Board may request from time to time. During 2014 the Nominating and Corporate Governance Committee held 3 meetings, and the Committee Members attended at least 67% of such meetings. The Fund’s Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is attached as Appendix B to this Proxy Statement.

In its assessment of each potential nominee for director, the Committee reviews the nominee’s judgment, experience, independence, financial literacy, knowledge of emerging growth companies, understanding of the Fund and its investment objectives, and such other factors as the Committee may determine. The Committee also takes into account the ability of a nominee to devote the time and effort necessary to fulfill his or her responsibilities.

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During 2014 the Nominating and Corporate Governance Committee was comprised of three independent directors, who currently are Charles C. Pierce, Jr. (Chairman), Ernest C. Hill, and J. Philip McCormick. The Board has determined that such Members should continue for the 2015 fiscal year.

Director Compensation. The Fund does not pay any fees to, or reimburse expenses of, its directors who are considered “interested persons” of the Fund. Directors who are not interested persons of either the Fund or the Adviser receive a monthly fee of $2,000 ($3,000 per month for the Chairman of the Audit Committee), plus $750 and out-of-pocket expenses for each quarterly valuation meeting attended. For the fiscal year ended December 31, 2014, the aggregate compensation paid by the Fund to each director, and the aggregate compensation paid by other funds in a Fund Complex with the Fund to each director, is set forth below:

Name of Director	Aggregate Deferred Compensation from Fund	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total 2014 Compensation from Fund and Fund Complex(2)
Russell Cleveland(1)	$0	$0	$0	$0
Ernest C. Hill	$0	$0	$0	$39,000
Charles C. Pierce, Jr.	$0	$0	$0	$26,250
J. Philip McCormick	$0	$0	$0	$27,000

(1)	Mr. Cleveland is an “Interested Person” as defined by Section 2(a)(19) of the 1940 Act by virtue of being CEO and sole director of the Fund’s Investment Adviser and by being a limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities and all of the securities of the Adviser.

(2)	The term “Fund Complex” means all 1940-Act-registered investment funds which share a common investment adviser or which hold themselves out to investors as related companies for purposes of investment services. The Fund is not grouped into a Fund Complex with any other such funds.

No Dissenter’s Rights. The Texas Business Organization Code does not grant shareholders of a Texas corporation dissenter’s rights with respect to the election of directors.

The Board recommends that the shareholders vote FOR the election of nominee, Charles C. Pierce, Jr., as a Class Two Director.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF AUDITOR

The Board of Directors has selected BKD, LLP, to audit the Fund for the fiscal year ending December 31, 2015. Its selection was approved by the vote of a majority of the Board of Directors, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act. A representative of BKD, LLP, is expected to attend the Annual Meeting, and will respond to appropriate questions from shareholders and will make a statement, should he or she so desire.

The following table presents fees paid by the Fund for professional services rendered by BKD, LLP, for the fiscal years ended December 31, 2014, and December 31, 2013, respectively.

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	Fees for 2014	Fees for 2013
Fee Category	BKD	BKD
Audit Fees	$59,000	$73,150
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$59,000	$73,150

Audit Fees were for professional services rendered for the audit of the Fund’s annual financial statements and review of the Fund’s quarterly financial statements. No tax or other non-audit fees were incurred or paid by the Fund to the independent audit firm of BKD, LLP, for the fiscal years ended December 31, 2014, and 2013.

The Audit Committee has adopted a pre-approval policy that provides for the prior consideration by the Audit Committee of any audit or non-audit services that may be provided by its independent auditor to the Fund. Audit services were approved as delineated on the auditor’s engagement letter before services were commenced.  No tax or other non-audit fees were pre-approved with regard to the auditor for the fiscal years ended December 31, 2014, or 2013.  Neither has the Audit Committee pre-approved its auditor’s providing any non-audit services for the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, nor is it not aware of any such situation that would require its pre-approval.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended December 31, 2014, with the Fund’s management. The Audit Committee has discussed with BKD, LLP, the Fund’s independent auditor, the matters required to be discussed by the standards of the Public Company Accounting Oversight Board The Audit Committee has received the written disclosures and the letter of BKD, LLP, required by current authoritative standards and has discussed with the auditor its independence.

Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2014.

Ernest C. Hill, Chairman
Charles C. Pierce, Jr.
J. Philip McCormick

The affirmative vote of a majority of shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required for the ratification of the selection of the Fund’s independent auditors.

No Dissenter’s Rights. The Texas Business Organizations Code does not grant shareholders of a Texas corporation dissenter’s rights with respect to the ratification of the appointment of independent auditors.

The Board recommends that the shareholders vote FOR the ratification of the appointment of BKD, LLP, as the Fund’s independent auditor for the fiscal year ending December 31, 2015.

9

THE FUND’S OFFICERS AND INVESTMENT ADVISER

Officers

Set forth below is certain information regarding the executive officers of the Fund, all of whom are also officers of the Fund’s Adviser:

Russell Cleveland, age 76, has served as Chairman of the Board, President, Chief Executive Officer, and a Class Three director of the Fund since 1994. He has also served as the President, Chief Executive Officer, sole Director, and the majority stockholder of RENN Capital Group, Inc. since 1991. He is a Chartered Financial Analyst with more than 40 years experience as a specialist in investments in smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts.

During the last two completed fiscal years of the Fund, no officer of the Adviser or any officer of any person controlling, controlled by or under common control with the Adviser served on any board of directors where an independent director or nominee of the Fund, or any member of his immediate family, was an officer.

No executive officer of the Fund was a director or member of a compensation committee of any entity of which a member of the Fund’s Board was or is an executive officer.

The Adviser

The Fund’s investment adviser is RENN Capital Group, Inc., registered under the Investment Advisers Act of 1940 (the “Advisers Act”) and subject to the reporting and other requirements of the Advisers Act. The address of the Adviser’s executive offices is 8080 N. Central Expressway, Suite 210, LB 59, Dallas, Texas 75206-1857. The Adviser provides investment advisory and administrative services to the Fund pursuant to an Investment Advisory Agreement between it and the Fund originally dated February 15, 1994, and last amended as of May 15, 2009. The Adviser, through its officers and employees, devotes such time to the Fund’s business as is necessary for the conduct of the Fund’s operations.

Pursuant to the Advisory Agreement, RENN Capital Group, Inc. serves as Investment Adviser to the Fund and is subject to the supervision of the Board of Directors. Services provided to the Fund include portfolio selection recommendations, assisting the Fund in the determination of the net assets, recommending the valuation of assets of the Fund to the Board of Directors subject to the Board’s determination, upon which the management fee paid to the Adviser is based. The valuations of portfolio securities are performed in accordance with generally accepted accounting principles and financial reporting policies of the SEC. In addition, from time to time, the Board of Directors reviews the valuation policies to determine their continuing appropriateness.

The Advisory Agreement with the Fund is reviewed and approved annually by the Fund’s Board of Directors, including its independent directors. Pursuant to the Advisory Agreement, the Adviser is entitled to receive a quarterly management fee from the Fund equal to 0.4375% of the Fund’s net assets, determined and due as of the end of each quarter.

In 2014 the Fund incurred $188,721 as its management fee to the Adviser and $42,548 for reimbursement of directly allocable administrative expenses paid by the Adviser.

Officers and employees of the Adviser are compensated solely by RENN Capital Group, Inc. Russell Cleveland directly and/or beneficially owns 100% of the common stock of RENN Capital Group, Inc. The sole director of RENN Capital Group, Inc. is Russell Cleveland.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Neither the Adviser nor its affiliates are prohibited from engaging in activities outside the Fund’s business. The Adviser has formed, and may in the future form, other investment funds to make investments in companies similar to those in which the Fund invests. RENN Capital Group, Inc. is currently also the Investment Adviser of RENN

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Universal Growth Investment Trust PLC (an investment trust listed on the London Stock Exchange currently in liquidation) and RENN Entrepreneurial Fund Limited (a Guernsey private investment company).

Any determination regarding the existence of a conflict of interest between these investment funds and the Fund, and the resolution of any such conflict, vests in the Fund’s Board of Directors, subject to the provisions of the 1940 Act.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund’s officers and directors and persons who own more than 10% of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership with the SEC. Such reporting individuals are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms that they file.

To the Fund’s knowledge, all Section 16(a) filings relating to the Fund’s common stock applicable to its officers, directors, and greater-than-10% beneficial owners were timely filed for the fiscal year ended December 31, 2014.

SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proper proposals for inclusion in the Fund’s proxy statement for consideration at its Annual Meeting of Shareholders by submitting proposals to the Fund in a timely manner. To have been included in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2015, shareholder proposals must have been received by the Fund by December 24, 2014, and must otherwise have complied with the requirements of Rule 14a-8. A shareholder may also submit a proposal for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2016 if such proposal is submitted to the Fund on or prior to the 120th day before printing is commenced for the next Proxy Statement, which submission deadline is estimated to be January 9, 2016. Any Shareholder proposal should be sent to Corporate Secretary, RENN Fund, Inc., 8080 North Central Expressway, Suite 210, LB 59, Dallas, Texas 75206-1857.

OTHER BUSINESS

Management knows of no other business to be presented at the Annual Meeting that will be voted on by the shareholders. If other matters properly come before the Annual Meeting or any adjournment(s), then the persons serving as proxies will vote the proxies in their discretion and as they deem appropriate.

The Annual Report to Shareholders for the year ended December 31, 2014, was mailed to shareholders on or about March 4, 2015, and has been filed with the SEC on a Form N-CSR. You may obtain a copy of the report by checking the appropriate box on the proxy card and mailing the card in the self-addressed, postage-paid envelope. A copy of the report will be forwarded to you free of charge by first class mail. You may also access a copy of the Annual Shareholders Report from the Fund’s website at www.rencapital.com/renn_global.php or by calling the Fund at (214) 891-8294.

Unless you submit instructions to the contrary to the Fund, annual reports to shareholders, proxy materials, and notices of internet availability of proxy materials will be furnished by “householding,” that is, only one set of materials, together with the appropriate number of proxy cards, will be sent to any residential address on record for more than one shareholder. You may request in writing or by telephone that in the future you should be sent an individual set of materials, in which case you will then commence receiving individual sets of materials for any mailings occurring 30 days or more after your request. To make such a request you should contact our transfer agent, American Stock Transfer & Trust Company, LLC at 6201 15th Avenue, Brooklyn, New York 11219, telephone (718) 921-8200, Extension 6856. You may also access a copy of the proxy materials (but not a votable copy of the proxy card) from the Fund’s website at www.rencapital.com/renn_global.php.

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SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Generally, shareholders who have questions or concerns regarding the Fund should contact the Fund’s Corporate Secretary at (214) 891-8294. However, shareholders may communicate with the Board by sending a letter to: Board of Directors of the RENN Fund, c/o Corporate Secretary, RENN Fund, Inc., 8080 North Central Expressway, Suite 210, LB 59, Dallas, Texas 75206-1857. All communications must contain a clear notation indicating that it is a “Shareholder—Board Communication” or a “Shareholder—Director Communication” and must identify the author as a shareholder. The Corporate Secretary will forward the correspondence, if appropriate, to the Chairman of the Board or to any individual director to whom the communication is directed. The Fund reserves the right not to forward to the Board any communication that is hostile, threatening, illegal, not reasonably related to the Fund or its business, or similarly inappropriate. The Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be proper with respect to any inappropriate communications.

You are cordially invited to attend the Annual Meeting of Shareholders in person. However, whether or not you plan to attend the Annual Meeting, you are requested to promptly vote your proxy online, or by telephone, or by completing, signing, and returning the proxy card in the enclosed postage-paid envelope. Please refer to the proxy card for details.

By Order of the Board of Directors

Lynne Marie Simon

Acting Corporate Secretary

Dallas, Texas

April 8, 2015

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Appendix A

AUDIT COMMITTEE CHARTER

OF THE BOARD OF DIRECTORS

RENN FUND, INC.

RENN Fund, Inc. (the “Fund”) certifies that it has adopted this Charter (the “Charter”) as its formal written audit committee charter, effective as of January 1, 2014.

I	Audit Committee Purpose, Responsibilities and Duties

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	oversee the accounting and financial reporting processes of the Fund and the audits of its financial statements, generally;

•	appoint and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;

•	review the scope of their audit services and the annual results of their audits and confirm the independence and performance of the Fund’s independent auditors;

•	review the reports and recommendations of the Fund’s independent auditors;

•	review, along with management and independent auditors, the Fund’s annual audited financial statements prior to filing or distribution;

•	review all proposed related party transactions and submit its findings and recommendations to the independent Directors of the Board for their final approval;

•	review with management and the independent auditors the Fund’s quarterly financial results prior to the release of earnings and/or the Fund’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Fund’s accounting principles and any items required to be communicated by the independent auditors in accordance current standards;

•	provide an avenue of communication among the independent auditors, management, and the Board of Directors;

•	resolve any disagreements between management of the Fund and its independent auditors regarding financial reporting;

•	annually review and assess the adequacy of the Charter;

•	submit the Charter to the Board of Directors for approval and have the document filed at least every three years in accordance with SEC regulations;

•	annually prepare a report to shareholders as required by the SEC. The report should be included in the Fund’s annual proxy statement;

•	establish and periodically review the Fund’s procedures for (a) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls

A-1

or auditing matters, and (b) the confidential, anonymous submission by employees of the Fund regarding questionable accounting or auditing matters;

•	perform any other activities consistent with the Charter, the Fund’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate; and

•	maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

The Fund’s independent auditors shall report directly to the Audit Committee.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Fund’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties, and it shall have the ability to determine the compensation to be paid to such outside consultants or experts.

II	Audit Committee Composition and Meetings

The Audit Committee shall be comprised of three or more independent directors, as determined by the board, meeting the independence and other requirements of NYSE MKT, LLC, and Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934, as amended. All members of the Committee shall:

•	not have participated in the preparation of the financial statements of the Fund or any subsidiary at any time in the last three years; and

•	have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a company’s balance sheet, income statements, and cash flow statement.

In addition, at least one member of the Committee shall have accounting or related financial management expertise, as defined by the applicable Securities and Exchange Commission (“SEC”) regulation.

If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet from time to time as it shall determine, necessary to fulfill its responsibilities.

III	Independent Auditors

The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. It is the Audit Committee’s responsibility to ensure that it has received a formal written statement from independent auditors delineating all relationships between the Fund and the independent auditor. The Audit Committee shall review the independence and performance of the auditors and shall have the responsibility for, and authority to, appoint and/or discharge the independent auditors.

In addition the Audit Committee will prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors and discuss certain matters required to be communicated between the auditor and the audit committee, in accordance with the current authoritative pronouncements

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Appendix B

NOMINATING AND CORPORATE GOVERNANCE

COMMITTEE CHARTER

of

RENN Fund, Inc.

Purpose

The purpose of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) is as follows:

•	consider qualified candidates to serve as Board members;

•	consider and nominate nominees for election as Board members; and

•	at the direction of the Board of Directors, consider various corporate governance policies and procedures.

Committee Membership

The Nominating and Corporate Governance Committee shall consist of at least three members, one of whom shall serve as the chairperson of the Committee. The members of the Nominating and Corporate Governance Committee shall meet the applicable membership and independence requirements under National Association of Securities Dealers (“NASD”) Rule 4200.

The members of the Nominating and Corporate Governance Committee and the chairperson of the Nominating and Corporate Governance Committee shall be appointed annually by the Board. The Board from time to time may remove members of the Nominating and Corporate Governance Committee and fill any resulting vacancy.

Meetings

The Nominating and Corporate Governance Committee shall hold at least two meetings per year and such additional meetings as the Nominating and Corporate Governance Committee or its chairperson shall determine.

Committee Duties and Powers

To carry out its purpose, the Nominating and Corporate Governance Committee shall have the following duties and powers:

Identification of Potential Board Members. The Nominating and Corporate Governance Committee shall seek and identify individuals qualified to become members of the Board, consistent with its nominating criteria.

B-1

Nomination of Director Nominees. The Nominating and Corporate Governance Committee shall consider and nominate nominees for election at each annual meeting of the shareholders of the Company.

Independence and Qualification of Members of the Board. The Nominating and Corporate Governance Committee shall review with the Board at least annually the qualifications of new and existing members of the Board, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills, financial literacy and experience, to ensure the Company’s on-going compliance with the independence and other standards set by the NASD.

Corporate Governance. The Nominating and Corporate Governance Committee shall, at the direction of the Board, consider various corporate governance policies and procedures.

Reports to the Board. The Nominating and Corporate Governance Committee shall make regular reports to the Board.

Nominating and Corporate Governance Committee Charter. The Nominating and Corporate Governance Committee shall review and assess this charter and recommend any proposed changes to the Board for approval.

Other Duties. The Nominating and Corporate Governance Committee also shall perform such additional duties and have such additional responsibilities and functions as the Board from time to time may determine.

B-2

ANNUAL MEETING OF SHAREHOLDERS OF RENN FUND, INC. May 22, 2015 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL The Notice of Meeting, proxy statement and proxy card are available at www.rencapital.com/renn_global.php. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 10030000000000000000 3 052215 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. To elect Charles C. Pierce, Jr., as a Class Two Director of the Fund, who is to hold FOR AGAINST ABSTAIN office for a term of three (3) years or until his successor is elected and qualified; 2. To ratify the appointment by the Fund’s Board of Directors of BKD, LLP, as and NOMINEE: the auditor of the Fund for the fiscal year ending December 31, 2015. FOR THE NOMINEE O Charles C. Pierce WITHHOLD AUTHORITY THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED HEREIN; where no choice is specified, it will be voted FOR Proposals 1 and 2. FOR THE NOMINEE NEW ADDRESS: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

RENN FUND, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS MAY 22, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of RENN Fund, Inc. (the "Fund") acknowledges receipt of the Notice of Annual Meeting of Shareholders of the Fund and hereby appoints Russell Cleveland and Lynne Marie Simon, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the Compass Bank Building, 8080 N. Central Expressway, Suite 1350, Dallas, Texas 75206 on Friday, May 22, 2015, at 11:00 a.m., Central Daylight Savings time, and at all postponements or adjournments thereof, as indicated on this proxy. (Continued and to be signed on the reverse side.) 1.1 14475

 ANNUAL MEETING OF SHAREHOLDERS OF RENN FUND, INC. May 22, 2015 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. COMPANY NUMBER MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending ACCOUNT NUMBER the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL The Notice of Meeting, proxy statement and proxy card are available at www.rencapital.com/renn_global.php. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 10030000000000000000 3 052215 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. To elect Charles C. Pierce, Jr., as a Class Two Director of the Fund, who is to hold FOR AGAINST ABSTAIN office for a term of three (3) years or until his successor is elected and qualified; 2. To ratify the appointment by the Fund’s Board of Directors of BKD, LLP, as and NOMINEE: the auditor of the Fund for the fiscal year ending December 31, 2015. OFOR THE NOMINEE O Charles C. Pierce Charles C. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED Pierce,WITHHOLDJrAUTHORITY. FOR THE NOMINEE HEREIN; where no choice is specified, it will be voted FOR Proposals 1 and 2. FOR ALL EXCEPT (See instructions below) NEW ADDRESS: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.